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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                              ---------------------



                                  FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported) : December 30, 1999

                             AREMISSOFT CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


     STATE OF DELAWARE                    7372                    68-0413929
----------------------------           ----------            -------------------
(State or other jurisdiction           (Commission          (IRS Employer
      of incorporation)                File Number)          Identification No.)


 Sentry Office Plaza, 216 Haddon Avenue, Westmont, New Jersey       08108
 ------------------------------------------------------------     ---------
              (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (212) 246-2141


                200 Central Park South, #23A, New York, NY    10019
            ----------------------------------------------   ---------
           (Former address, if changed since last report )   (Zip Code)







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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Filed as Items 7(a), (b) and (c) to this Form 8-K/A are the required financial statements, pro forma financial information and exhibit, relating to the acquisition by AremisSoft Corporation (the "Registrant"), through its wholly owned subsidiary AremisSoft (E.E. M.E. A.), a Cyprus corporation, of all of the outstanding shares of e-nnovations.com, an India corporation. Such transaction is more fully described in the Current Report on Form 8-K filed by the Registrant on December 30, 1999.

         (a) Financial statements of e-nnovations.com (1)

         (b) Pro forma financial information (1)

         (c) Exhibits

               Share Purchase Agreement dated as of December 17, 1999 (2)

-------------------

(1)   Incorporated  by  reference  to  the   Registrant's   Form  S-1
      Registration   Statement  filed  March  6, 2000.

(2) Incorporated by reference to the Registrant=s Form 8-K filed December 30, 1999.





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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 6, 2000                        AREMISSOFT CORPORATION



                                             By:      /s/ Roys Poyiadjis
                                                      --------------------------
                                                      Roys Poyiadjis
                                                      President